UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2022

Bite Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40055	85-3307316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West Street, No. 28F New York, New York (Address of principal executive offices)	10004 (Zip Code)

(212) 608-2923 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	BITE.U	The New York Stock Exchange

Common stock, par value $0.0001 per share	BITE	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BITE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On November 23, 2022, Bite Acquisition Corp. (the “Company”) filed a definitive proxy statement (the "definitive proxy statement") for the solicitation of proxies in connection with a special meeting of the Company's stockholders to be held on December 15, 2022 (the "Special Meeting") to consider and vote on, among other proposals, a proposal to extend the date by which the Company has to consummate an initial business combination from February 17, 2023 (the “Termination Date”) to August 17, 2023 by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until August 17, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by the board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred (the “Extension”), provided that Smart Dine, LLC (the “sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) $250,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Company has determined to modify the terms of the potential Extension, to provide that the amount of the Extension Payment would be an amount determined by multiplying $0.05 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $150,000, instead of the fixed amount of $250,000 per month described in the definitive proxy statement. Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its stockholders, as described in this Current Report on Form 8-K. These disclosures should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the definitive proxy statement, the information set forth herein shall supersede or supplement the information in the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement and all page references are to pages in the definitive proxy statement. The Company makes the following amended and supplemental disclosures:

1.	Certain disclosure on page 1 of the Notice of Special Meeting and page 1 of the definitive proxy statement is hereby amended and restated to read as follows:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Charter Amendment” and such proposal the “Extension Charter Amendment Proposal,” to extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) from February 17, 2023 (the “Termination Date”) to August 17, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until August 17, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Smart Dine, LLC (the “sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination;

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2.	Certain disclosure on page 1 of the Notice of Special Meeting and page 1 of the definitive proxy statement is hereby amended and restated to read as follows:

If both the Extension Charter Amendment and the Termination Charter Amendment are approved at the special meeting, our Board will have the discretion to implement either the Extension Charter Amendment or the Termination Charter Amendment (or neither). Furthermore, our Board may choose not to implement the Extension Charter Amendment if, after the voluntary redemption of public shares in connection with the Special Meeting, the Board deems the amount then on deposit in the Trust Account is insufficient for the Company to continue pursuing and/or closing an initial business combination. Specifically, the approval of the Charter Amendments will give our Board discretion to either:

●	extend the date by which the Company has to consummate a business combination for up to an additional six months, from February 17, 2023 to up to August 17, 2023, or such earlier date as determined by the Board, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension until August 17, 2023 as provided in the Extension Charter Amendment Proposal; or

3.	Certain disclosure on page 3 of the definitive proxy statement is hereby amended and restated to read as follows:

If the Extension Charter Amendment Proposal is approved and implemented, our sponsor or its affiliates or designees has agreed to loan to us an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension up to a maximum of $900,000 for a total of six one month extensions, until August 17, 2023, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Charter Amendment Proposal. The Extension Loan will not occur if the Extension Charter Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its affiliates or designees advises us that it does not intend to make the Extension Loan, then the Extension Charter Amendment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter.

4.	Certain disclosure on page 1 of “Questions and Answers About the Special Meeting” of the definitive proxy statement is hereby amended and restated to read as follows:

●      a proposal to amend Bite’s charter to extend the date by which Bite has to consummate a business combination to the Extended Date, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account;

5.	Certain disclosure on page 7 of of the definitive proxy statement under the “Questions and Answers About the Special Meeting” section is hereby amended and restated to read as follows, and the table following the revised paragraph below is deleted in its entirety:

If the Extension Charter Amendment Proposal is approved and the Board decides to implement the Extension Charter Amendment Proposal, the sponsor or its affiliates or permitted designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension, to be deposited into the Trust Account promptly after the Special Meeting.  ~~The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Charter Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Extension Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Charter Amendment, then the amount deposited per share for such one-month period will be approximately $0.05 per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.03 per share.~~

~~% of Redemptions at Extension~~		~~Shares Redeemed at Extension~~	~~Charter Extension contribution per Share per month~~
~~25~~	~~%~~	~~1,530,495~~	~~$~~	~~0.0167~~
~~40~~	~~%~~	~~2,448,792~~	~~$~~	~~0.0208~~
~~50~~	~~%~~	~~3,060,990~~	~~$~~	~~0.0250~~
~~60~~	~~%~~	~~3,673,188~~	~~$~~	~~0.0313~~
~~75~~	~~%~~	~~4,591,485~~	~~$~~	~~0.0500~~
~~85~~	~~%~~	~~5,203,683~~	~~$~~	~~0.0833~~

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6.	Certain disclosure on page 16 of the definitive proxy statement under the “Background” section is hereby amended and restated to read as follows:

●	extend the date by which the Company has to consummate a business combination for up to an additional six months, from February 17, 2023 to up to August 17, 2023, or such earlier date as determined by the Board, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension until August 17, 2023 as provided in the Extension Charter Amendment Proposal; or

7.	Certain disclosure on page 19 of of the definitive proxy statement under the “The Extension Charter Amendment Proposal” section is hereby amended and restated to read as follows, and the table following the revised paragraph below is deleted in its entirety:

If the Extension Charter Amendment Proposal is approved and the Board decides to implement the Extension Charter Amendment Proposal, the sponsor or its affiliates or permitted designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension, to be deposited into the Trust Account promptly after the Special Meeting. ~~The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Charter Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Extension Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Charter Amendment, then the amount deposited per share for such one-month period will be approximately $0.05 per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.03 per share.~~

~~% of Redemptions at Extension~~		~~Shares Redeemed at Extension~~	~~Charter Extension contribution per Share per month~~
~~25~~	~~%~~	~~1,530,495~~	~~$~~	~~0.0167~~
~~40~~	~~%~~	~~2,448,792~~	~~$~~	~~0.0208~~
~~50~~	~~%~~	~~3,060,990~~	~~$~~	~~0.0250~~
~~60~~	~~%~~	~~3,673,188~~	~~$~~	~~0.0313~~
~~75~~	~~%~~	~~4,591,485~~	~~$~~	~~0.0500~~
~~85~~	~~%~~	~~5,203,683~~	~~$~~	~~0.0833~~

8.	Certain disclosure on page A-1 of Annex A of the definitive proxy statement is hereby amended and restated to read as follows:

4.               The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 24 months from the closing of the Offering; provided that the Company may extend such date by up to an additional six months, to up to 30 months from the closing of the Offering, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension, until August 17, 2023, unless the closing of the Company’s initial business combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as may be determined by the Board, and (iii) the redemption of Offering Shares properly tendered in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

9.	Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

Proposal 1 — The Extension Charter Amendment Proposal

Amend Bite’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination for up to an additional six months, from February 17, 2023 to up to August 17, 2023, or such earlier date as determined by the Board of Directors, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension until August 17, 2023, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

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Press Release

On December 5, 2022, the Company issued a press release announcing the Proxy Supplement and that if stockholders approve a proposed amendment (the “Termination Charter Amendment Proposal”) to its Amended and Restated Certificate of Incorporation (the “Charter”) and a proposed amendment to its investment management trust agreement (the “IMTA Proposal” and together with the Termination Charter Amendment Proposal, the “Early Termination Proposals”), dated February 11, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”), at the Special Meeting, and the Board decides to implement the Early Termination Proposals, the Company will redeem all of its outstanding Class A common stock, par value $0.0001 (the “Class A common stock”), effective as of the close of business on December 22, 2022, because the Company will not consummate an initial business combination within the time period required by its Charter, as amended pursuant to the Termination Charter Amendment Proposal, if approved by the Company’s stockholders. There can be no assurance that the Company’s stockholders will approve the Early Termination Proposals at the Special Meeting, and if such approval is not obtained the Company will redeem the outstanding Class A common stock pursuant to the terms of its Charter and the existing Trust Agreement, or, if stockholders approve an alternative proposed amendment (the “Extension Charter Amendment Proposal”) to the Charter at the Special Meeting (such amended charter, the “Alternative Amended Charter”), and if the Board decides to implement the Extension Charter Amendment Proposal, the Company will redeem the public shares pursuant to the terms of the Alternative Amended Charter and the existing Trust Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The foregoing Current Report on Form 8-K and the accompanying press release include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of the Company, the estimated per-share redemption price and timing for redemptions and delisting of the Company’s securities. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval of the Early Termination Proposals and that a sum sufficient to redeem the public shares has been irrevocably deposited or set aside to pay the Redemption Amount for each public share. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bite acquisition corp.

By:	/s/Axel Molet Warschawski
	Name:	Axel Molet Warschawski
	Title:	Chief Financial Officer

Date: December 5, 2022

Exhibit 99.1

Bite Acquisition Corp. Announces Amendment and Supplement to Definitive Proxy Statement

New York, December 5, 2022 — Bite Acquisition Corp. (NYSE: BITE.U, BITE, BITE.WS) (the “Company”) today announced that it will amend and supplement its definitive proxy statement on Schedule 14A initially filed with the U.S. Securities and Exchange Commission on November 23, 2022 in connection with the special meeting of the stockholders of the Company to be held on December 15, 2022 (the “Special Meeting”). The Company has determined to modify the terms of the potential Extension (as defined in the definitive proxy statement) to provide that the amount of the Extension Payment (as defined in the definitive proxy statement) would be an amount determined by multiplying $0.05 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $150,000, instead of the fixed amount of $250,000 per month described in the definitive proxy statement. Accordingly, the Company is voluntarily amending and supplementing the definitive proxy statement to amend and clarify, among other things, the Extension Charter Amendment Proposal (as defined in the definitive proxy statement) such that the extension of the date by which the Company has to consummate an initial business combination from February 17, 2023 to August 17, 2023 on a monthly basis for up to six times, is subject to the deposit of Smart Dine, LLC (the “sponsor”) (or its affiliates or permitted designees) into the trust account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Company further announced that if stockholders approve a proposed amendment (the “Termination Charter Amendment Proposal”) to its Amended and Restated Certificate of Incorporation (the “Charter”) and a proposed amendment to its investment management trust agreement (the “IMTA Proposal” and together with the Termination Charter Amendment Proposal, the “Early Termination Proposals”), dated February 11, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”), at the Special Meeting, and if the board of directors of the Company (the “Board”) decides to implement the Early Termination Proposals and not the Extension Charter Amendment Proposal, the Company will redeem all of its outstanding shares of Class A common stock (the “public shares”), effective as of the close of business on December 22, 2022 (the “Redemption Date”), because the Company will not complete an initial business combination within the time period required by its Charter, as amended pursuant to the Charter Amendment Proposal, if approved by the Company’s stockholders (the “Amended Charter”).

There can be no assurance that the Company’s stockholders will approve the Early Termination Proposals at the Special Meeting, and if such approval is not obtained the Company will redeem the public shares pursuant to the terms of its Charter and the existing Trust Agreement, or, if stockholders approve the (“Extension Charter Amendment Proposal”) to the Charter at the Special Meeting (such amended charter, the “Extension Charter Amendment”), and if the Board decides to implement the Extension Charter Amendment Proposal, the Company will redeem the public shares pursuant to the terms of the Extension Charter Amendment and the existing Trust Agreement.

Pursuant to the Charter, the Company has until February 17, 2023 to consummate an initial business combination. If the Company has not completed an initial business combination within the applicable required time, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The per-share redemption price for the public shares is expected to be approximately $10.00 (the “Redemption Amount”) on the Redemption Date, assuming the Company’s stockholders approve the Early Termination Proposals at the Special Meeting. In accordance with the terms of the Trust Agreement, the Company expects to retain interest earned on the funds deposited in the trust account to pay the Company’s tax obligations. Pursuant to the Amended Charter, $100,000 of interest earned on the funds deposited in the trust account will be removed from the trust account prior to redeeming the public shares in order to pay dissolution expenses.

As of the close of business on the Redemption Date, assuming that a sum sufficient to redeem the public shares has been irrevocably deposited or set aside to pay the Redemption Amount for each public share, such public shares will be deemed to no longer be outstanding and will represent only the right to receive the Redemption Amount for each such public share.

The Redemption Amount will be payable to the holders of the public shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

If the Board decides to implement the Early Termination Proposals and not the Extension Charter Amendment Proposal, the Company expects that the last day of trading of its units, Class A common stock and warrants on the New York Stock Exchange (“NYSE”) will be on or about December 16, 2022, following which, the Company expects that NYSE will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist its securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

About Bite Acquisition Corp.

Bite Acquisition Corp. is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses.

Forward-Looking Statements

The foregoing communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of the Company, the estimated per-share redemption price and timing for redemptions and delisting of the Company’s securities. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval of the Early Termination Proposals. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Contact:

Bite Acquisition Corp.
Axel Molet Warschawski
axel@biteacquisitioncorp.com
+1 (212) 608-2923